UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 30, 2007

Impac Secured Assets Trust 2007-3
(Exact name of issuing entity as specified in its charter)

Impac Secured Assets Corp.
(Exact name of depositor as specified in its charter)

Impac Funding Corporation
(Exact name of sponsor as specified in its charter)

CALIFORNIA	333-139462-02	33-0715871
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19500 Jamboree Road Irvine, California		92612
(Address of Principal Executive Offices)		(Zip Code)

Registrants telephone number, including area code, is (949) 475-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On April 30, 2007, a single series of certificates, entitled Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2007-3 (the “Certificates”), were issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the “Agreement”) among Impac Secured Assets Corp., as depositor, Impac Funding Corporation, as master servicer, and Deutsche Bank National Trust Company, as trustee (the “Trustee”).

The tables annexed as Exhibit 99.1 hereto describe characteristics of the Mortgage Pool as of the Cut-off Date.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits:

Exhibit No.	Description

99.1	Characteristics of the Mortgage Pool as of April 1, 2007, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2007-3.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

IMPAC SECURED ASSETS CORP.

By:	/s/ Gretchen Verdugo
Name: Gretchen Verdugo
Title: EVP, CFO

Dated: May 18, 2007

EXHIBIT INDEX

Exhibit Number	Description

99.1	Characteristics of the Mortgage Pool as of April 1, 2007, relating to Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2007-3.